                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   BELK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                  (BELK LOGO)

                             2801 West Tyvola Road
                        Charlotte, North Carolina 28217

                                                                     May 8, 2001

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held on May 30, 2001 at 2801 West Tyvola Road, Charlotte, North Carolina 28217. The meeting will begin promptly at 11:00 a.m., local time.

     The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the Proxy Statement provided herewith.

     Please date, sign and return your proxy in the enclosed envelope at your convenience to assure that your shares will be represented at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     You are invited to attend a luncheon immediately after the stockholder's meeting. Please return the enclosed RSVP form by May 21, 2001 to help us in our planning of this event. Parking will be available in the visitors' parking lot adjacent to Yorkmont Road near the north entrance of the building.

     On behalf of your Board of Directors, thank you for your continued support and interest in Belk, Inc.

                                          Sincerely,

                                          /s/ John M. Belk
                                          John M. Belk
                                          Chairman of the Board and
                                          Chief Executive Officer

                                  (BELK LOGO)

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2001
                             ---------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Belk, Inc. (the "Company") will be held at 2801 West Tyvola Road, Charlotte, North Carolina 28217, on Wednesday, May 30, 2001, at 11:00 a.m., local time, for the following purposes:

          (i) To elect three (3) directors to terms expiring at the 2004 annual meeting of stockholders; and

          (ii) To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 25, 2001 as the record date for determination of stockholders entitled to receive notice of, and to vote at, the meeting and any adjournment thereof. A list of stockholders as of the close of business on April 25, 2001 will be available at the Company's offices for examination during normal business hours by any stockholder during the period from May 18, 2001 through the Annual Meeting.

     Your attention is directed to the Proxy Statement provided with this Notice.

                                          By Order of the Board of Directors,

                                          /s/ Ralph A. Pitts
                                          Ralph A. Pitts
                                          Executive Vice President,
                                          General Counsel and Secretary
Charlotte, North Carolina
May 8, 2001

     PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                   BELK, INC.
                             2801 WEST TYVOLA ROAD
                        CHARLOTTE, NORTH CAROLINA 28217
                             ---------------------
                                PROXY STATEMENT
                             ---------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2001

                                                                     May 8, 2001

                              GENERAL INFORMATION

     The enclosed form of proxy is solicited by the Board of Directors of Belk, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Wednesday, May 30, 2001, at 11:00 a.m., local time, and any adjournment thereof. The Annual Meeting will be held at the principal executive offices of the Company, which are located at 2801 West Tyvola Road, Charlotte, North Carolina 28217. When the enclosed form of proxy is properly executed and returned, the shares it represents will be voted as directed at the meeting and any adjournment thereof or, if no direction is indicated, such shares will be voted FOR the proposals set forth in the notice attached hereto. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Revocation of a proxy is effective upon receipt by the Secretary of the Company of either (i) an instrument revoking such proxy or (ii) a duly executed proxy bearing a later date. Furthermore, if a stockholder attends the meeting and elects to vote in person, any previously executed proxy is thereby revoked.

     Only stockholders of record as of the close of business on April 25, 2001 will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 53,690,841 shares of Class A common stock, $.01 par value (the "Class A Common Stock") and 1,050,865 shares of Class B common stock, $.01 par value (the "Class B Common Stock" and, together with the Class A Common Stock, the "Common Stock"). Each share of Class A Common Stock is entitled to ten votes. Each share of Class B Common Stock is entitled to one vote. No cumulative voting rights are authorized and appraisal rights for dissenting stockholders are not applicable to the matters being proposed. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to stockholders of record on or about May 8, 2001.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the meeting, who will also determine whether a quorum is present for the transaction of business. A quorum for the transaction of business at the Annual Meeting shall exist if the holders of the outstanding shares of both Class A Common Stock and Class B Common Stock taken together, entitled to vote and constituting a majority of the total votes of such Common Stock, are represented at the Annual Meeting either in person or by proxy. In accordance with applicable state law and the Company's Certificate of Incorporation and Bylaws, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. Broker non-votes occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the beneficial owner has not checked the applicable box on the proxy. With respect to the election of directors, abstentions and broker non-votes will not count as either a vote "FOR" or "AGAINST" such proposal. For any other proposals which may properly come before the meeting for stockholder consideration, abstentions will be considered entitled to vote and thus will have the effect of a vote "AGAINST" such proposal, and broker non-votes will not be considered entitled to vote and thus will not be counted as a vote "FOR" or "AGAINST" such proposals.

     A stockholder may, with respect to the election of directors, (i) vote "FOR" the election of all named director nominees, (ii) "WITHHOLD" authority to vote for all named director nominees, or (iii) vote "FOR" the election of all named director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by striking through such nominee's name on the proxy. A stockholder may, with respect to any other proposals, (i) vote "FOR" such proposal, (ii) vote "AGAINST" such proposal, or (iii) "ABSTAIN" from voting on such proposal.

                             ELECTION OF DIRECTORS

     Under the Certificate of Incorporation (the "Certificate") and the Bylaws (the "Bylaws") of the Company, the number of directors on the Company's Board of Directors (the "Board") may be fixed by resolution of a majority of the Board at any number between two (2) and eighteen (18) members. The Board has currently fixed the number of directors at nine (9). The Certificate and Bylaws also divide the Board into three (3) classes designated as Class I, Class II and Class III. The current terms of the directors in Class III are set to expire at the Annual Meeting. Pursuant to the Certificate and Bylaws, the Board has nominated the persons set forth below as Class III directors to serve a three-year term that will expire at the annual meeting of stockholders in 2004.

                               JOHN M. BELK
                               JOHN R. BELK
                               JOHN A. KUHNE

     The affirmative vote of a plurality of the votes represented by the shares of both Class A Common Stock and Class B Common Stock taken together, present in person or represented by proxy at the Annual Meeting and entitled to vote, is required to elect each of the directors being elected at the Annual Meeting. Broker non-votes will not be counted as votes either for or against the election of the Class III directors.

     The Board has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the Annual Meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for such substitute nominees, vote to allow the vacancy created thereby to remain open until filled by the Board, or vote to reduce the number of directors for the ensuing year, as the Board recommends. In no event, however, can the proxy be voted to elect more than three directors.

     In addition to the three (3) nominees, there are six (6) other directors continuing to serve on the Board, whose terms expire in 2002 and 2003. See "Management of the Company -- Directors".

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF JOHN M. BELK, JOHN R. BELK AND JOHN A. KUHNE FOR THE OFFICE OF CLASS III DIRECTOR.

                           MANAGEMENT OF THE COMPANY

DIRECTORS

     Set forth below are the nominees for election to the Board as Class III directors and the current directors serving as Class I and Class II directors. Also set forth below as to each nominee and current director is his or her age, the year in which he or she was first elected a director, a brief description of his or her principal occupation and business experience during the past five (5) years, directorships of certain companies presently held by him or her, and certain other information, which information has been furnished by the respective individuals.

NOMINEES FOR ELECTION

CLASS III DIRECTORS -- TERM EXPIRING 2004

MR. JOHN M. BELK
Age 81
Director Since 1998

     Mr. Belk has been Chairman of the Board and Chief Executive Officer of the Company since May 1998 and is an officer and director of various subsidiaries of the Company. Mr. Belk served as Chairman of the Board of most of the 112 separate Belk companies (the "Belk Companies") for many years and as the Chief Executive Officer of most of the Belk Companies for more than 40 years. Mr. Belk was Mayor of the City of Charlotte, N.C. from June 1969 until December 1977. Mr. Belk is a Director emeritus of Wachovia Corporation and Quantum Chemical Corporation and serves on the Boards of Directors of Coca-Cola Bottling

Co. Consolidated, Inc. and TXI and has also served on the Boards of Lowe's Companies and PMC, Inc. He is a past Chairman of the National Retail Federation and President of the Charlotte Chamber of Commerce. He is on the Board of Trustees of Davidson College and Union Theological Seminary, the Board of Visitors of the University of North Carolina at Charlotte, and is a member of numerous business and civic committees, including the North Carolina Council on Management and Development and the Business Partnership Foundation of the University of South Carolina, Columbia. Mr. Belk is the brother of Sarah Belk Gambrell and the uncle of Thomas M. Belk, Jr., H.W. McKay Belk and John R. Belk.

MR. JOHN R. BELK
Age 42
Director Since 1998

     Mr. Belk has been President, Finance, Systems and Operations of the Company since May 1998 and is an officer and director of various subsidiaries of the Company. Mr. Belk also served as an officer and director of most of the Belk Companies until May 1998. Mr. Belk has been employed in the Belk retail organization in various positions since 1986. Mr. Belk serves on the Boards of Directors of Alltel Corporation, Bank of America Corporation and Ruddick Corporation. He also serves as Chairman of the Board of the United Way of Central Carolinas. Mr. Belk is the brother of Thomas M. Belk, Jr. and H.W. McKay Belk and the nephew of John M. Belk and Sarah Belk Gambrell.

MR. JOHN A. KUHNE
Age 57
Director Since 1998

     Mr. Kuhne served as a director of a number of the Belk Companies and as President of Belk-Simpson Company, Greenville, South Carolina from 1983 to May 1998. He is Chairman of the Company's Benefits Investment Subcommittee. Mr. Kuhne is also Vice Chairman of the Board of Directors of Summit Financial Corporation and is a past trustee of Presbyterian College and Furman University.

INCUMBENT DIRECTORS

CLASS I DIRECTORS -- TERM EXPIRING 2002

MR. THOMAS M. BELK, JR.
Age 46
Director Since 1998

     Mr. Belk has been President, Store Divisions and Real Estate of the Company since May 1998 and is an officer and director of various subsidiaries of the Company. Mr. Belk also served as an officer and director of most of the Belk Companies until May 1998. Mr. Belk has been employed in the Belk retail organization in various positions since 1981. Mr. Belk serves on the Boards of Advisors of the Kenan Flagler Business School at UNC-Chapel Hill and the University of North Carolina at Charlotte. He serves on the Boards of Directors of the Mecklenburg County Council of Boy Scouts of America, Charlotte Country Day School, the Research Triangle Foundation of North Carolina and the Carolinas Healthcare System. Mr. Belk is the brother of H.W. McKay Belk and John R. Belk and the nephew of John M. Belk and Sarah Belk Gambrell.

MR. J. KIRK GLENN, JR.
Age 58
Director Since 1998

     Mr. Glenn served on the Boards of Directors of a number of the 112 separate Belk Companies from 1983 until May 1998 and currently serves on the Board of Directors of Belk Stores Services, Inc. ("BSS"). Mr. Glenn is the Chairman and Manager of Quality Oil Company, LLC and Reliable Tank Line, LLC and is General Partner of Quality Investments, Limited Partnership in Winston-Salem, North Carolina. He has served as Chairman of the Boards of Directors of Crisis Control Ministry, Special Children's School, and Winston-Salem Business, Inc. and as a member of the Boards of Directors of Hach Associates, Inc.,

Advocacy for the Poor and Tanglewood Park Foundation, Inc. Mr. Glenn is also a member of the Board of Visitors of Wake Forest University Baptist Medical Center, the Finance Committee of the United Way of Forsyth County and the Forsyth County Advisory Board of Wachovia Bank, N.A.

MRS. SARAH BELK GAMBRELL
Age 83
Director Since 1998

     Mrs. Gambrell served as a director of many of the Belk Companies until May 1998 and served as Vice Chairman and President of various Belk Companies for many years. She is on the Board of the Union Theological Seminary; Princeton Theological Seminary (emeritus); Warren Wilson College; Furman University; Johnson C. Smith University; the North Carolina Community Foundation; Community School of the Arts in Charlotte, N.C.; WDAV in Davidson, N.C.; the Charlotte Philharmonic; YWCA of New York City (honorary); Trustee, National Board of the YWCA; the Parkinson's Disease Foundation in New York; the Cancer Research Institute, New York (honorary) and is a member of the Fashion Group of New York. Mrs. Gambrell is the sister of John M. Belk and the aunt of Thomas M. Belk, Jr., H.W. McKay Belk and John R. Belk.

CLASS II DIRECTORS -- TERM EXPIRING 2003

MR. H. W. MCKAY BELK
Age 44
Director Since 1998

     Mr. Belk has been President, Merchandising and Marketing of the Company since May 1998 and is an officer and director of various subsidiaries of the Company. Mr. Belk also served as an officer and director of most of the Belk Companies until May 1998. Mr. Belk has been employed in the Belk retail organization in various positions since June 1979. Mr. Belk currently serves as Past Chairman of the Charlotte Chamber of Commerce and is a member of the Boards of Directors of Coca-Cola Consolidated Bottling Co., the Charlotte Latin School and Crossnore Schools and the Board of Visitors of the University of North Carolina at Charlotte. Mr. Belk is the brother of Thomas M. Belk, Jr. and John
R. Belk and the nephew of John M. Belk and Sarah Belk Gambrell.

MR. KARL G. HUDSON, JR.
Age 81
Director Since 1998

     Mr. Hudson was employed in the Belk store organization from 1933 until his retirement in 1989. During that time, he served in many positions in the organization, including Executive Vice President, Partner and a director of the Hudson-Belk Company from 1967 until 1989. He also served as Executive Vice President, Partner and a director of the Belk-Hudson group of stores in Alabama and Mississippi from 1974 until 1989. Mr. Hudson served as a director of a number of the Belk Companies until May 1998 and has also served on numerous management committees of BSS. Mr. Hudson has served on the Board of Directors and as President of PMC, Inc., a hotel and real estate investment company. He has also served as a member of the Boards of Directors of Carolina Power & Light Company, the Durham Corporation, Davidson College, St. Andrews College, Peace College, Union Theological Seminary, the Raleigh Chamber of Commerce, the United Fund and the Raleigh Merchant's Bureau.

MR. B. FRANK MATTHEWS, II
Age 73
Director Since 1998

     Mr. Matthews has been Vice Chairman of the Board since June 1999. Mr. Matthews was employed in the Belk store organization from 1937 until September 1999. During that time he served in many positions, including Executive Vice President, Partner and a director of the Matthews-Belk group of stores from 1971 to

May 1998, and as a Divisional President of the Company from May 1998 until September 1999. Mr. Matthews has served on numerous committees, including service as Chairman of the Merchandise and Sales Promotion Committee and the Employee Benefits Committee of BSS. Mr. Matthews has served as Chairman of the Board of Directors of Gaston Federal Bank, director of Public Service Company of North Carolina, Inc. and President of the Community Foundation of Gaston County. He is a member of the Board of Trustees of the First Gaston Foundation and is a director of the Greater Gastonia Development Corporation. Mr. Matthews has also served as President of the Gastonia Downtown Development Corporation, the United Way of Gaston County and the Gastonia Merchant's Association. He has been a director of the Gaston Chamber of Commerce, the Gaston County YMCA, the Gastonia Industrial Diversification Commission and the Gastonia Kiwanis Club, and trustee of Davidson College and Chatham Hall.

OPERATION OF THE BOARD OF DIRECTORS

     The Company has a standing Executive Committee and a standing Audit Committee of the Board. The Company does not have a standing Nominating Committee or Compensation Committee.

     EXECUTIVE COMMITTEE. The Executive Committee of the Board is composed of Messrs. John M. Belk, Thomas M. Belk, Jr., H.W. McKay Belk and John R. Belk. The Executive Committee possesses all of the powers of the Board, except the power to authorize the issuance of stock, approve mergers, declare dividends and certain other powers specifically reserved under the Delaware General Corporation Law to the Board. The Executive Committee may exercise such additional authority as may be prescribed from time to time by resolution of the Board. The Executive Committee is expected to act in circumstances where it is not feasible or is impractical to obtain full Board action or as otherwise directed by the Board. During fiscal year 2001, the Executive Committee held no formal meetings, but took various actions by written consent.

     AUDIT COMMITTEE. The Audit Committee of the Board is composed of Messrs. Karl G. Hudson, Jr., B. Frank Matthews, II, J. Kirk Glenn, Jr., John A. Kuhne and John R. Belk. One of the members of the Committee is "independent" as that term is defined in the NASD listing standards, and the others are not. The Audit Committee is responsible for, among other things, recommending the engagement of the Company's independent auditors, reviewing with the independent auditors the plans and results of the audit engagement, reviewing the independence of the independent auditors, considering the range of audit and non-audit fees and reviewing the adequacy of the Company's internal accounting controls. The Board has adopted a charter for the Audit Committee, a copy of which is attached as Exhibit A to the Proxy Statement. During fiscal year 2001, the Audit Committee held four (4) meetings.

  Audit Committee Report

     The Audit Committee charter provides that the Committee will oversee and monitor the integrity of the Company's internal controls, financial reporting, and internal and external audits. Management is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and for issuing a report expressing their opinion on those statements. The Audit Committee is responsible for monitoring and overseeing these processes.

     In connection with these responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management and with the Company's independent auditors, KPMG LLP. The Audit Committee has also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. The Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the independent auditors the auditors' independence.

     Based upon the review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended February 3, 2001 be included in the Company's Annual Report on Form 10-K, to be filed with the Securities and Exchange Commission.

     Karl G. Hudson, Jr., Chairman
     B. Frank Matthews, II
     J. Kirk Glenn, Jr.
     John A. Kuhne
     John R. Belk

MEETINGS OF DIRECTORS

     During the fiscal year 2001, the Board held four (4) regular meetings. All of the directors attended all of the meetings of the Board and of the committees on which they served.

DIRECTORS' COMPENSATION

     The Company pays its directors an annual fee of $20,000, a meeting fee of $1,000 for attendance (in person or by telephone) at each meeting of the Board and reimbursement of expenses incurred in attending meetings.

                       MANAGEMENT COMMON STOCK OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of shares of Common Stock as of April 25, 2001 by (i) each of the Company's directors, (ii) the Company's Named Executive Officers (as hereinafter defined) and (iii) such directors and all executive officers as a group.

                                              SHARES OF CLASS A     PERCENT      SHARES OF CLASS B     PERCENT
                                                COMMON STOCK           OF          COMMON STOCK           OF
NAME                                        BENEFICIALLY OWNED(1)   CLASS(2)   BENEFICIALLY OWNED(1)   CLASS(3)
----                                        ---------------------   --------   ---------------------   --------
John M. Belk(4)(5)(6)(7)(8)(9)............       14,354,819           26.7%                0                *
Thomas M. Belk, Jr.(5)(10)(13)(14)........        6,867,034           12.8                 0                *
H.W. McKay Belk(5)(11)(13)(14)............        6,850,389           12.8                 0                *
John R. Belk(5)(12)(13)(14)...............        6,864,356           12.8                 0                *
Sarah Belk Gambrell(8)(9).................        9,687,509           18.0                 0                *
J. Kirk Glenn, Jr.(15)(16)(17)............        4,359,614            8.1                 0                *
Karl G. Hudson, Jr.(18)...................            8,866              *                 0                *
B. Frank Matthews, II(19)(20)(21).........          901,735            1.7                 0                *
John A. Kuhne(22).........................          311,636              *                 0                *
Ralph A. Pitts............................                0              *            18,000              1.7%
All executive officers and directors as a
  group(15 persons).......................       35,609,032           66.3%           18,319              1.7%

---------------

   * Beneficial ownership represents less than 1% of the applicable class of the Company's outstanding common stock.
 (1) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or to direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has the right to acquire within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as of which he has no economic or pecuniary interest. Except as set forth in the footnotes below, the persons named above have sole voting and investment power with respect to all shares of Class A Common Stock and Class B Common Stock shown as being beneficially owned by them.
 (2) 53,690,841 shares of Class A Common Stock were outstanding as of April 25, 2001.
 (3) 1,050,865 shares of Class B Common Stock were outstanding as of April 25, 2001.
 (4) Includes 2,079,910 shares held by Montgomery Investment Company, of which John M. Belk is the majority shareholder.
 (5) Includes 1,484,374 shares held by Brothers Investment Company, which corporation is equally owned by John M. Belk and the heirs of Thomas M. Belk. Voting and investment power is shared by John M. Belk, Katherine McKay Belk, Thomas M. Belk, Jr., H.W. McKay Belk, John R. Belk and Katherine Belk Morris.
 (6) Includes 15,448 shares held by Mary Claudia, Inc., of which John M. Belk is the majority shareholder.
 (7) Includes 13,555 shares held by Claudia Watkins Belk Grantor Trust dated 2/23/96, 21,862 shares held by Claudia W. Belk, Tr. u/a f/b/o Mary Claudia Belk and 102,070 shares held by Mary Claudia Belk Irrevocable Trust dated 1/4/94. Claudia W. Belk, Trustee, is John M. Belk's wife.
 (8) Includes 1,140,080 shares held in several trusts established by the Will of W.H. Belk for the benefit of his children. John M. Belk, Sarah Belk Gambrell, Henderson Belk and W.H. Belk, Jr. share voting and investment power of the trusts for John M. Belk and Thomas M. Belk. John M. Belk, Sarah Belk Gambrell, Henderson Belk, W.H. Belk, Jr. and Irwin Belk share voting and investment power of the trusts for Sarah Belk Gambrell, W.H. Belk, Jr. and Henderson Belk.
 (9) Includes 1,436,385 shares held in several trusts established by the Will of Mary I. Belk for the benefit of her children. John M. Belk, Sarah Belk Gambrell, Henderson Belk and W.H. Belk, Jr. share voting and investment power of the trusts for John M. Belk and Thomas M. Belk. John M. Belk, Sarah Belk

     Gambrell, Henderson Belk, W.H. Belk, Jr. and Irwin Belk share voting and investment power of the trusts for Sarah Belk Gambrell, W.H. Belk, Jr. and Henderson Belk.
(10) Includes 227,611 shares held by Thomas M. Belk, Jr. as custodian for his minor children and 26,622 shares held by his wife, Sarah F. Belk.
(11) Includes 248,720 shares held by H.W. McKay Belk as custodian for his minor children and 28,133 shares held by his wife, Nina F. Belk.
(12) Includes 212,569 shares held by John R. Belk as custodian for his minor children and 43,916 shares held by his wife, Kimberly D. Belk.
(13) Includes 444,212 shares held by Milburn Investment Company. Voting and investment power is shared by Katherine McKay Belk, Thomas M. Belk, Jr., H.W. McKay Belk, John R. Belk and Katherine Belk Morris.
(14) Includes 3,343,651 shares held by Katherine McKay Belk Irrevocable Trust dated November 6, 2000. Voting and investment power is invested in Katherine McKay Belk, Thomas M. Belk, Jr., H.W. McKay Belk, John R. Belk and Katherine Belk Morris, the Trustees.
(15) Includes 871 shares held by his wife, Madlon C. Glenn.
(16) Includes 1,501,410 shares held by James K. Glenn, Jr., Trustee under Will of Daisy Belk Mattox, 587,582 shares held by John Belk Stevens Trust U/W
     ITEM III, Section C f/b/o James Kirk Glenn, Jr., et al, and 391,897 shares held by John Belk Stevens Trust U/W ITEM III, Section A f/b/o Sara S. Glenn. Voting and investment power is invested in J. Kirk Glenn, Jr., the Trustee of each trust.
(17) Includes 1,706,100 shares held by the Estate of David Belk Cannon. The co-Executors who are J. Kirk Glenn, Jr., Eugene R. Matthews and Betty F. Buchanan share voting and investment power.
(18) Includes 1,500 shares held by his wife, Catherine W. Hudson.
(19) Includes 166,707 shares held by First Union National Bank of N. C., B. Frank Matthews, II and Annabelle Z. Royster, Co-Trustees under the Will of J.H. Matthews, Jr. The Trustees named have voting and investment power with respect to such shares.
(20) Includes 74,052 shares held by Robinson Investment Company, 500 shares held by his wife, Betty C. Matthews, and 422,148 shares held by Matthews Group Limited Partnership
(21) Includes 2,002 shares held by Elizabeth M. Welton Estate and 232,196 shares held by Elizabeth Matthews Welton Family Limited Partnership Phase II. B. Frank Matthews, II, Mrs. Welton's brother, is the Executor of her estate.
(22) Includes 289,876 shares held by his wife, Lucy S. Kuhne.

                             PRINCIPAL STOCKHOLDERS

     The table below sets forth certain information as of April 25, 2001 concerning persons (in addition to those identified in the section entitled "Management Common Stock Ownership") known to the Board to be a "beneficial owner" as such term is defined by the rules of the Securities and Exchange Commission, of more than 5% of the outstanding shares of Class A Common Stock and Class B Common Stock.

                                              SHARES OF CLASS A     PERCENT      SHARES OF CLASS B     PERCENT
                                                COMMON STOCK           OF          COMMON STOCK           OF
NAME                                        BENEFICIALLY OWNED(1)   CLASS(2)   BENEFICIALLY OWNED(1)   CLASS(3)
----                                        ---------------------   --------   ---------------------   --------
Katherine McKay Belk(4)(5)(6)(7)..........        6,169,967           11.5%                 0               *
  2801 W. Tyvola Road
  Charlotte, NC 28217
Katherine Belk Morris (5)(6)(7)(8)........        6,933,537           12.9                  0               *
  2801 W. Tyvola Road
  Charlotte, NC 28217
John C. Daughtridge.......................                0              *             74,777             7.1%
  1600 Morganton Road
  Pinehurst, NC 28374
John Belk Daughtridge(9)(10)..............                0              *            103,893             9.9
  16 Guerard Road
  Charleston, SC 29407
Harriett D. Harris(11)(12)(13)............                0              *            334,429            31.8
  131 S. Battery
  Charleston, SC 29401
Sara Dew Misner...........................                0              *            147,091            14.0
  5558 Hackberry Cove
  Memphis, TN 38120

---------------

   * Beneficial ownership represents less than 1% of the applicable class of the Company's outstanding common stock.
 (1) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or to direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has the right to acquire within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as of which he has no economic or pecuniary interest. Except as set forth in the footnotes below, the persons named above have sole voting and investment power with respect to all shares of Class A Common Stock and Class B Common Stock shown as being beneficially owned by them.
 (2) 53,690,841 shares of Class A Common Stock were outstanding as of April 25, 2001.
 (3) 1,050,865 shares of Class B Common Stock were outstanding as of April 25, 2001.
 (4) Includes 897,730 shares held as custodian for her minor grandchildren.
 (5) Includes 1,484,374 shares held by Brothers Investment Company, which corporation is equally owned by John M. Belk and the heirs of Thomas M. Belk. Voting and investment power is shared by John M. Belk, Katherine McKay Belk, Thomas M. Belk, Jr., H.W. McKay Belk, John R. Belk and Katherine Belk Morris.
 (6) Includes 444,212 shares held by Milburn Investment Company. Voting and investment power is shared by Katherine McKay Belk, Thomas M. Belk, Jr., H.W. McKay Belk, John R. Belk and Katherine Belk Morris.

 (7) Includes 3,343,651 shares held by Katherine McKay Belk Irrevocable Trust dated November 6, 2000. Voting and investment power is invested in Katherine McKay Belk, Thomas M. Belk, Jr., H.W. McKay Belk, John R. Belk and Katherine Belk Morris, the Trustees.
 (8) Includes 239,159 shares held by Katherine Belk Morris as custodian for her minor children and 28,133 shares held by her spouse, Charles Walker Morris.
 (9) Includes 1,000 shares held by his wife, Lois Ann Daughtridge, 4,440 shares held as custodian for his minor children, and 2,222 shares held as custodian for the minor child of his sister, Harriett D. Harris.
(10) Includes 10,673 shares held by Harriett D. Harris Irrevocable Trust dated 12/5/94 f/b/o Harriett B.D. Harris. Voting and investment power is vested in John B. Daughtridge, the Trustee.
(11) Includes 22,555 shares held as custodian for the minor children of her brother, John B. Daughtridge.
(12) Includes 8,000 shares held as Trustee u/a dated 6/24/99 J.B. and Lois Daughtridge Living Trust.
(13) Includes 200,000 shares held by John C. Daughtridge Terminable Interest Property Trust dated August 20, 1997. Voting and investment power is vested in Harriett D. Harris, the Trustee.

                             EXECUTIVE COMPENSATION

     The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (referred to herein as the "Named Executive Officers") for the fiscal years ended January 30, 1999, January 29, 2000 and February 3, 2001.

                           SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION(2)(3)
                                          ----------------------------------------------------------
                                FISCAL                             OTHER ANNUAL         ALL OTHER
NAME AND PRINCIPAL POSITION(1)  YEAR(4)   SALARY($)   BONUS($)    COMPENSATION($)    COMPENSATION($)
------------------------------  -------   ---------   --------    ---------------    ---------------
John M. Belk..................   2001      728,000          0          83,173(5)(6)      151,621(8)
  Chairman; Chief Executive      2000      700,000    363,580         100,777(5)(6)      134,127(8)
  Officer; Director              1999      520,000    320,840         103,745(5)(6)      141,460(8)

Thomas M. Belk, Jr............   2001      535,000          0               0(6)          18,091(9)
  President, Store Divisions     2000      515,000    213,962               0(6)          12,000(9)
  and Real Estate; Director      1999      364,000    184,912               0(6)          12,000(9)

H. W. McKay Belk..............   2001      535,000          0               0(6)          18,118(10)
  President, Merchandising and   2000      515,000    213,962               0(6)          12,000(10)
  Marketing; Director            1999      364,000    184,912               0(6)          12,000(10)

John R. Belk..................   2001      535,000          0               0(6)          18,138(11)
  President, Finance, Systems    2000      515,000    213,962               0(6)          12,000(11)
  and Operations; Director       1999      364,000    184,912               0(6)          12,000(11)

Ralph A. Pitts................   2001      468,000          0          64,462(6)(7)       12,750(12)
  Executive Vice President;      2000      450,000     76,950          38,970(6)(7)       12,000(12)
  General Counsel and Secretary  1999      416,000     47,385               0(6)         212,000(12)

---------------

 (1) The principal position given for each of the Named Executive Officers is the principal position held as of February 3, 2001.
 (2) All amounts reflect compensation paid by BSS unless otherwise indicated.
 (3) Does not include retirement benefits under the Supplemental Pension Plan (as defined herein) or the Pension Plan (as defined herein) (except for payments to John M. Belk). See "Supplemental Pension Plan" and "Pension Plan".
 (4) Fiscal year 2001 is the year ended February 3, 2001. Fiscal year 2000 is the year ended January 29, 2000. Fiscal year 1999 is the year ended January 30, 1999.
 (5) Reflects $83,173 in fiscal year 2001, $100,777 in fiscal year 2000 and $103,745 in fiscal year 1999 of above-market interest earned by Mr. Belk on compensation deferred in prior fiscal years pursuant to the Deferred Compensation Plan (as defined herein).
 (6) The dollar value of perquisites and other personal benefits for each Named Executive Officer was less than the established reporting thresholds.
 (7) Reflects amount reimbursed during the fiscal years 2001 and 2000 for the payment of taxes in the amounts of $64,462 and $38,970, respectively.
 (8) Reflects (i) the economic value of life insurance premiums provided by certain of the Belk Companies in the amount of $28,288 in the fiscal year 2001, $10,944 in fiscal year 2000 and $8,348 in fiscal year 1999 with respect to a split-dollar life insurance policy for the benefit of Mr. John
     M. Belk and his wife, Mrs. Claudia W. Belk, (ii) $2,550 in fiscal year 2001, $2,400 in fiscal year 2000 and $12,329 in fiscal year 1999 of benefits paid by BSS under the Belk 401(k) Savings Plan (as defined herein), (iii) $36,982 in fiscal years 2001, 2000 and 1999 of benefits paid by BSS under the Pension Plan (as defined herein), and (iv) $83,801 in fiscal years 2001, 2000 and 1999 of benefits paid by BSS under the Supplemental Pension Plan (as defined herein).
 (9) Reflects (i) the economic value of life insurance premiums provided by certain of the Belk Companies in the amount of $5,341 in fiscal year 2001, with a respect to a split dollar life insurance policy for the benefit of Mr. Thomas M. Belk, Jr., and (ii) $12,750 in fiscal year 2001 and $12,000 in fiscal years 2000 and 1999, contributed by BSS under the 401(k) Savings Plan. See "401(k) Savings Plan".
(10) Reflects (i) the economic value of life insurance premiums provided by certain of the Belk Companies in the amount of $5,368 in fiscal year 2001, with a respect to a split dollar life insurance policy for the benefit of Mr. H.W. McKay Belk, and (ii) $12,750 in fiscal year 2001 and $12,000 in fiscal years 2000 and 1999, contributed by BSS under the 401(k) Savings Plan. See "401(k) Savings Plan".
(11) Reflects (i) the economic value of life insurance premiums provided by certain of the Belk Companies in the amount of $5,388 in fiscal year 2001, with a respect to a split dollar life insurance policy for the benefit of Mr. John R. Belk, and (ii) $12,750 in fiscal year 2001 and $12,000 in fiscal years 2000 and 1999, contributed by BSS under the 401(k) Savings Plan. See "401(k) Savings Plan".
(12) Reflects (i) amount contributed by BSS under the 401(k) Savings Plan in the amount of $12,750 in fiscal year 2001 and $12,000 in fiscal years 2000 and 1999. See "401(k) Savings Plan", and (ii) a $200,000 special bonus paid following the reorganization of the Belk Companies into Belk, Inc. (the "Reorganization"), which was completed on May 2, 1998. Mr. Pitts also was granted 6,000 shares of Class B Common Stock in fiscal year 1999, 6,000 shares of Class B Common Stock in fiscal year 2000, and 6,000 shares of Class B Common Stock in fiscal year 2001.

     The Company does not have employment agreements with any of the Named Executive Officers.

PENSION PLAN

     The Company maintains a pension plan (the "Pension Plan") that covers substantially all of the employees of the Company. Benefits are based primarily on years of service and the employees' compensation, subject to limitations under the Code. The compensation covered by the Pension Plan for an employee will be an amount equal to (a) the total cash compensation paid to such employee by his employer through his payroll account during the plan year and reported on his Form W-2; plus (b) all elective pre-tax contributions made for him under any defined contribution plan sponsored by his employer; plus (c) all pre-tax medical premiums paid on his behalf under Section 125 of the Code; and excluding
(d) all taxable fringe benefits reported on his Form W-2. The Company's policy is to fund the Plan to satisfy the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA"). Generally, an employee is entitled upon retirement to annual payments for each year of service in accordance with a set formula comprised of both a basic benefit (specified dollar amount) and a supplemental benefit. Current annual payments of $36,982 are made to Mr. John M. Belk and the estimated benefits payable upon retirement at normal retirement age for each other Named Executive Officer as of February 3, 2001 are $80,513, $81,216, $82,449 and $59,892 for Messrs. Thomas M. Belk, Jr., H.W. McKay Belk, John R. Belk and Ralph A. Pitts, respectively.

SUPPLEMENTAL PENSION PLAN

     The Company maintains a supplemental executive retirement plan (the "Supplemental Pension Plan") that covers a select group of management and highly compensated employees (the "Covered Employees"). The following table sets forth estimated annual target benefits available upon retirement with regard to the Supplemental Plan.

                                                        YEARS OF SERVICE(1)
                                      --------------------------------------------------------
REMUNERATION(2)                          15          20          25          30          35
---------------                       --------    --------    --------    --------    --------
$300,000..........................    $ 75,000    $112,500    $150,000    $187,500    $225,000
 350,000..........................      87,500     131,250     175,000     218,750     262,500
 400,000..........................     100,000     150,000     200,000     250,000     300,000
 500,000..........................     125,000     187,500     250,000     315,800     375,000
 600,000..........................     150,000     225,000     300,000     375,000     450,000
 750,000..........................     187,500     281,250     375,000     468,750     562,500
 900,000..........................     225,000     337,500     450,000     562,500     675,000

---------------

(1) As of February 3, 2001, Mr. John M. Belk has the maximum of 35 credited years of service; Mr. Thomas M. Belk, Jr. has an estimated 20 credited years of service; Mr. H.W. McKay Belk has an estimated 22 credited years of service; Mr. John R. Belk has an estimated 16 credited years of service; and Mr. Ralph A. Pitts has an estimated 5 credited years of service.
(2) The compensation covered by the Supplemental Pension Plan includes base salary and any bonus received. For each of the Named Executive Officers, the current compensation covered by the Supplemental Pension Plan does not differ by more than 10% from the amount listed in the "Salary" column of the Summary Compensation table.

     The Supplemental Pension Plan is maintained primarily for the purpose of providing supplemental retirement benefits for the Covered Employees. The Covered Employees have a non-forfeitable right to receive a supplemental pension upon five (5) years of service in the covered position. Generally, the amount of the supplemental pension to which a Covered Employee is entitled is an annual target amount computed in the form of a single life annuity equal to 2.5% of his Average Final Earnings for each year of service in excess of 5 up to a maximum of 35 years, reduced by any amounts received due to the Pension Plan and Primary Social Security Benefits. "Average Final Earnings" for purposes of the Supplemental Pension Plan is the average of the Covered Employee's salary for the highest five (5) years of the last ten (10) years of credited service.

401(k) SAVINGS PLAN

     BSS maintained a profit sharing plan until December 31, 1997, when it was terminated and its participants' account balances were transferred to a 401(k) savings plan (the "Belk 401(k) Savings Plan" or "Plan"), which was adopted by the Company as of January 1, 1998. The former profit sharing plan and the Belk 401(k) Savings Plan are substantially identical with respect to participation, vesting and benefits. All employees of BSS (including officers and directors who are employees) may participate in the Plan after one (1) year of service (1,000 hours) with BSS. Participating employees may make pre-tax and after-tax contributions, subject to limitations under the Code, of a percentage not to exceed 15% of their total compensation and such amounts (and the earnings thereon) are fully vested at all times. As part of the Plan, BSS makes contributions of (a) 1.5% of annual compensation towards a "Fully Vested Employer Contributions Account", which contributions (including the earnings thereon) are fully vested; and (b) 100% "matching" of participating employees' contributions, up to 6% of annual compensation, towards a "Basic Employer Contributions Account", which contributions (including the earnings thereon) become fully vested after five (5) years of service or upon the employee's death, total disability or retirement.

DEFERRED COMPENSATION PLAN

     The Company maintains a deferred compensation plan (the "Deferred Compensation Plan"). Certain members of senior management of the Company may participate in the Deferred Compensation Plan. Participants in the Deferred Compensation Plan may elect to defer a portion of their regular compensation subject to certain limitations prescribed by the Deferred Compensation Plan. Eligible employees may enroll in the Deferred Compensation Plan every four (4) years. The Company is required to pay interest on the participant's deferred compensation. The historical rates vary from between 8% and 15% per annum.

EXECUTIVE OFFICERS

                                                                                      EXECUTIVE
NAME                                   AGE                 POSITION                 OFFICER SINCE
----                                   ---                 --------                 -------------
Ralph A. Pitts.......................  47    Executive Vice President, General          1998
                                             Counsel and Secretary
William L. Wilson....................  53    Executive Vice President, Real Estate      1998
                                             and Store Planning
Robert K. Kerr, Jr...................  52    Executive Vice President, Systems          1999
Brian T. Marley......................  44    Executive Vice President, Finance          2000
Bill R. Walton.......................  52    Senior Vice President, Treasurer and       1998
                                               Controller

     The executive officers set forth above are in addition to those executive officers who also serve as directors of the Company. See "-- Directors".

     Ralph A. Pitts. Mr. Pitts has served as Executive Vice President, General Counsel and Secretary for the Company since May 1998. Mr. Pitts has been Executive Vice President and General Counsel of BSS since 1995. From 1985 to 1995, he was a partner in the law firm of King & Spalding in Atlanta, Georgia. Mr. Pitts serves on the Southern Region Board of Advisors of Wachovia Bank, N.A. and on the Boards of Central Piedmont Community College, the Mecklenburg County Council of the Boy Scouts of America and the Mint Museum of Art.

     William L. Wilson. Mr. Wilson has served as Executive Vice President, Real Estate and Store Planning for the Company since May 1998. Mr. Wilson has been Executive Vice President, Real Estate and Store Planning of BSS since 1992. From 1989 to 1992, he was Senior Vice President, Real Estate for BSS. Mr. Wilson is also a Trustee of the International Council of Shopping Centers.

     Robert K. Kerr, Jr. Mr. Kerr has served as Executive Vice President, Systems for the Company since June 1999. Mr. Kerr has been employed by the Belk store organization since 1971, and served as Executive Vice President and Partner of the Atlanta group from 1991 to May 1998 and as a Divisional President from May 1998 to June 1999.

     Brian T. Marley. Mr. Marley has served as Executive Vice President, Finance for the Company since December 2000. From 1993 to 2000, he was a partner in the accounting firm of KPMG LLP. Mr. Marley serves on the Boards of the United Way of North Carolina, the United Way of Central Carolinas, and the North Carolina Zoological Park.

     Bill R. Walton. Mr. Walton has served as Senior Vice President, Treasurer and Controller of the Company since May 1998. Mr. Walton has been Senior Vice President and Controller of BSS since 1992 and Treasurer since 1997. From 1987 to 1992, he was Vice President and Controller of BSS. Mr. Walton is a Certified Public Accountant.

REPORT ON EXECUTIVE COMPENSATION

  General

     The Company does not have a Compensation Committee. Compensation paid to the Company's principal executive officers, including the Named Executive Officers, for the fiscal year ended February 3, 2001, was paid by BSS. The general policies under which such compensation was paid were determined by BSS and reviewed with the directors of the Company.

     The Company's compensation philosophy is a "pay for performance" model designed to attract and retain highly qualified executives and to align their financial interests with those of the Company's stockholders. The Company's specific objectives in determining compensation are (i) to provide appropriate incentives designed to assist in assuring that the Company achieves its revenue and earnings objectives; (ii) to ensure that the Company is able to attract and retain loyal, high quality management; and (iii) to increase stockholder value. The Company believes that executive pay should correlate to the level of responsibility and performance of the executive on an individual basis.

     Annual executive compensation for the fiscal year ending February 3, 2001 was comprised of a base salary and a possible cash incentive bonus. The base salary for each executive is intended to reflect the scope of responsibilities and duties of that executive on an annual basis. Annual base salary adjustments are based upon performance measured against the accomplishment of individual goals. Payment of the cash incentive bonus is determined by the Company's sales and earnings performance measured against predetermined budgetary targets. The cash bonus is computed as a percentage of the executive's base salary determined by the extent to which the Company achieves those goals. The annual salary and bonus earned by each of the Named Executive Officers for the fiscal year ending February 3, 2001, is reflected in the Summary Compensation Table.

  Compensation of Chief Executive Officer

     John M. Belk has served as Chairman and Chief Executive Officer of the Company since its formation in May 1998. During the fiscal year ending February 3, 2001, the Company achieved the highest sales volume in its history and surpassed most of its principal competitors in the percentage growth of comparable store sales. Although the Company did not match its earnings performance for the previous year, it achieved the second highest level of earnings in its history in a challenging profitability environment. Mr. Belk has provided strong and consistent leadership as the Company continues to improve its sales productivity and operational efficiency.

     Mr. Belk does not have an employment agreement with the Company. Mr. Belk's compensation for the fiscal year ending February 3, 2001, followed the model outlined above. Mr. Belk's base salary was $728,000, and he did not receive a cash incentive bonus. Mr. Belk received additional compensation in the form of insurance premiums paid by the Company, benefits paid under the Belk 401(k) Savings Plan and Pension Plan and above-market interest earned on compensation deferred in prior fiscal years pursuant to the Company's Deferred Compensation Plan.

     Section 162(m) of the Internal Revenue Code (the "Code") limits the tax deductibility of compensation in excess of $1 million paid to the Named Executive Officers unless the payments are made under a performance based plan as defined in Section 162(m) of the Code. The Company believes that the payments to Mr. Belk, and the other Named Executive Officers, earned during the fiscal year ending February 3, 2001, meet the requirements of deductibility as specified in the Code. The Company intends to continue to compensate the Chief Executive Officer in such a manner that maximizes the allowable deductions while providing executive compensation that will remain competitive in the industry.

  Benefits

     Benefits offered to key executives serve a different purpose than do other elements of total compensation. In general, they are designed to provide a safety net of protection against financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement incomes based on years of service with the Company. Benefits offered to key executives are largely those offered to the general employee population, with some variation, primarily to promote tax efficiency and replacement of benefit opportunities lost due to regulatory limits.

  Conclusion

     The Company intends to continue to operate under, and to adjust as necessary, its compensation policies and practices to assure that they are consistent with the goals and objectives of the Company, with the primary mission of increasing long-term stockholder value.

Board of Directors of BSS:  John M. Belk, Chairman
                            J. Kirk Glenn, Jr.
                            Thomas M. Belk, Jr.
                            H.W. McKay Belk
                            John R. Belk

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Several of the members of the Board of Directors of BSS who participated in discussions regarding executive compensation for fiscal year 2001 have relationships with the Company and its subsidiaries that are in addition to their service as members of the Board of Directors of BSS. The following officers of the Company participated in deliberations of the Board of Directors of BSS concerning executive officer compensation:

     Mr. John M. Belk has been Chairman of the Board and Chief Executive Officer of the Company since May 1998. Mr. Belk is also Chairman of the Board and Chief Executive Officer of BSS.

     Mr. Thomas M. Belk, Jr. has been President, Store Divisions and Real Estate of the Company since May 1998. Mr. Belk is also President, Store Divisions and Real Estate of BSS.

     Mr. H.W. McKay Belk has been President, Merchandising and Marketing of the Company since May 1998. Mr. Belk is also President, Merchandising and Marketing of BSS.

     Mr. John R. Belk has been President, Finance, Systems and Operations of the Company since May 1998. Mr. Belk is also President, Finance, Systems and Operations of BSS.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     Neither the Class A Common Stock nor the Class B Common Stock was traded on a public market during any part of fiscal year 2001. Accordingly, the stock performance graph comparing the cumulative total shareholder return against cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Comparable Industry has been omitted.

CERTAIN TRANSACTIONS

     In May 2000, the Company sold to The Chester Company Limited Partnership an office building located in Gastonia, North Carolina for a total purchase price of $821,000.00. B. Frank Matthews, II is a director of the Company and is the general partner of The Chester Company Limited Partnership.

     In June 2000, the Company acquired from Brothers Investment Company its interest in a split dollar life insurance contract on the lives of John M. Belk and his wife Claudia W. Belk. The Company assumed the premium obligations under the contract and paid $103,966.36 to Brothers Investment Company, which represents the amount payable to the Company upon the death of Mr. and Mrs. Belk. John M. Belk, Chairman, Chief Executive Officer and a director of the Company, owns 50% of Brothers Investment Company and is a director of Brothers Investment Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers, directors and persons who own more than ten percent (10%) of the Common Stock to file certain reports with respect to each such person's beneficial ownership of the Common Stock, including statements of changes in beneficial ownership on Form 4. In addition,
Item 405 of Regulation S-K requires the Company to identify in its Proxy Statement each reporting person who failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years. Based solely upon a review of Forms 3, 4 and 5 and amendments thereto, to our knowledge, all required filings were made on a timely basis except for a failure to file a Form 3 by Katherine Belk Morris, and a late filing of Form 5 by each of Katherine Belk Morris, Thomas M. Belk, Jr., H.W. McKay Belk and John R. Belk with respect to an inter-family transfer of shares into a trust.

                       SELECTION OF INDEPENDENT AUDITORS

     KPMG LLP served as the independent auditor of the Company for the fiscal year ended February 3, 2001. One or more representatives of KPMG LLP will be present at the meeting, will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions. The Board has not engaged an independent auditor for the Company's fiscal year ending February 2, 2002.

AUDIT FEES

     The aggregate fees billed for professional services rendered by KPMG LLP for the audit of the Company's annual financial statements for the fiscal year ended February 3, 2001, and the reviews of the condensed financial statements included in our quarterly Reports on Form 10-Q for the year ended February 3, 2001, were $380,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     No fees were billed by KPMG LLP during the year ended February 3, 2001 for financial information systems design or implementation.

ALL OTHER FEES

     The aggregate fees billed for all other services, exclusive of the fees disclosed above relating to financial statement audit services, rendered by KPMG LLP during the year ended February 3, 2001, were $268,000. These services related to tax, e-commerce and employee benefits. The Audit Committee of the Board has considered whether the provision of these non-audit services is compatible with maintaining the independent auditor's independence and has concluded that it is compatible.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Annual Report of the Company for the year ended February 3, 2001 accompanies this Proxy Statement.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide copies of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission (the "Annual Report"), to eligible stockholders upon request at no cost to such stockholders. The Company will also provide copies of the exhibits to the Annual Report to eligible stockholders upon request, for which the Company may impose a reasonable fee. Requests for copies of either the Annual Report or the exhibits thereto should be mailed to:

                            Belk, Inc.
                            2801 West Tyvola Road
                            Charlotte, North Carolina 28217
                            Attention: Ralph A. Pitts, Executive Vice President,
                                       General Counsel and Secretary

                             STOCKHOLDER PROPOSALS

     Any stockholder proposals intended to be presented at the Company's 2002 Annual Meeting of Stockholders in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 must be received by the Company no later than January 1, 2002 in order to be considered for inclusion in the Proxy Statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

     Stockholder proposals brought before the Company's 2002 Annual Meeting of Stockholders other than in accordance with Rule 14a-8 must satisfy the requirements of the Company's Certificate of Incorporation. To be timely, notice of such proposal must be given to the Secretary of the Company not less than 60, nor more than 90 days prior to the meeting, unless less than 70 days' notice of the meeting is provided to stockholders, in which case notice must be received by the Secretary no later than ten days after the date notice of the meeting is mailed or publicly disclosed by the Company. The notice must address the specific information set forth in the Certificate of Incorporation.

     The Company shall retain discretion to vote proxies on a proposal filed within the above deadlines provided (i) the Company includes advice on the nature of the proposal and how the Company intends to exercise its voting discretion in the proxy statement and (ii) the proponent of such proposal does not issue a proxy statement.

                                 OTHER MATTERS

     The Board knows of no other matters to be brought before the meeting. However, if any other matters should come before the meeting, the persons named in the proxies will vote such proxies in accordance with their judgment.

                            EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, facsimile or mail by one or more employees of the Company. The Company also will reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of the Company's Common Stock.

                                          By Order of the Board of Directors,

                                          /s/ Ralph A. Pitts
                                          Ralph A. Pitts
                                          Executive Vice President,
                                          General Counsel and Secretary

Charlotte, North Carolina
May 8, 2001

                                                                       EXHIBIT A

                                   BELK, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER
STRUCTURE

     The Audit Committee shall be comprised of three to five members of the Board of Directors of Belk, Inc. (the "Company"). At least one member of the committee should be independent from the Corporate Officers and Division Chairmen/Presidents of the Company. All members should have some accounting and financial knowledge. In addition, members should understand the Company's significant accounting policies and internal control structure.

AUTHORITY

     The Board of Directors of the Company grants the Audit Committee the authority to carry out its roles and responsibilities as defined by this charter. The Audit Committee shall have full access to both internal and external resources to fulfill its responsibilities.

ROLE

     The Audit Committee will oversee and monitor the integrity of internal controls, financial reporting, and internal and external audits of the Company.

RESPONSIBILITIES

     Audit Committee responsibilities include:

  i. Internal Controls

     Understand management's attitude toward the internal control environment and their assessment of the Company's internal control procedures.

     Review internal and external audit findings and comments concerning internal controls to ensure all concerns are appropriately addressed by management.

     Ensure that the internal control structure of the Company is designed and implemented to address key financial reporting risk areas.

  ii. Financial Reporting

     All interim and annual financial statements issued to stockholders and the Securities and Exchange Commission ("SEC") should be reviewed by the Audit Committee Chairperson prior to release or distribution.

     Review any SEC comments letters and the related responses.

     Monitor the selection of significant new accounting policies and evaluate the appropriateness of existing policies.

     Understand the appropriate accounting treatment for all significant transactions of the Company and ensure these transactions are properly recorded.

     Review with management significant estimates used in the financial statements.

  iii. Internal Audits

     Review the internal audit plans and significant audit findings.

     Ensure that appropriate action is taken by the Company to address significant internal audit findings.

     Approve the employment of the Vice President of internal audit.

     Hold regular meetings with internal auditors. The chairman shall have the authority to excuse from such meetings any members of the committee or others as may be appropriate.

     Review and approve the internal audit charter.

  iv. External Audits

     Approve the selection and retention of independent auditors for all external audits and recommend such to the Board of Directors.

     Review and approve the annual audit fee. Review a full listing of services provided by the external audit firm and the related fees.

     Discuss the scope of the audit and audit testing to be performed by the external auditors.

     Review audit findings with external auditors and ensure that all matters to be communicated to the Audit Committee per SAS No. 61, "Communications with Audit Committees" are discussed. SAS No. 61 requires external auditors to communicate the following matters to the Audit Committee:

        * the auditor's responsibility according to generally accepted auditing standards;

        * material accounting policies;

        * accounting estimates and management judgments;

        * audit adjustments;

        * other information contained in documents with audited financial estimates;

        * disagreements with management;

        * management's consultation of other accountants about auditing and accounting issues;

        * issues discussed with management before retaining the auditor for the next audit;

        * problems noted in performing the audit.

     The committee will review and consider the independent auditors judgments about the quality and appropriateness of the Company's accounting principles used in financial reporting. Understand the nature of any accounting and audit disagreements between management and external auditors.

     Annually, the Audit Committee should inquire and review with the independent auditors significant relationships they have with the Company or otherwise that could have an effect on the auditor's independence. Hold regular meetings with external auditors. The chairman shall have the authority to excuse from such meetings any members of the committee or others as may be appropriate.

  v. Other

     Monitor compliance with the Company's "Acceptable Business Practices" code.

     Review the Company's process for complying with laws and regulations.

ADMINISTRATIVE

     Formal meetings of the Audit Committee, with minutes of the meeting recorded, shall be held at least twice annually. Additional meetings should be convened as necessary. Copies of the minutes will be sent to the members of the Audit Committee and to the Board of Directors. Annually the Audit Committee will prepare a report to shareholders that will be included in the Company's annual proxy statement.

     This charter of the Audit Committee should be reviewed and approved annually by the Board of Directors and published in the proxy statement every three years. Any amendments deemed necessary shall be approved by the Board of Directors.

     The Audit Committee will report its activities and findings to the Board of Directors at the next regular scheduled meeting of the Board of Directors subsequent to an Audit Committee meeting.

PROXY                                                                      PROXY
                                   BELK, INC.
               PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                 ANNUAL MEETING OF STOCKHOLDERS ON MAY 30, 2001

    The undersigned hereby appoints John M. Belk, Thomas M. Belk, Jr., H.W. McKay Belk and John R. Belk, and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of stock of Belk, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on Wednesday, May 30, 2001, at 11:00 a.m., local time, at 2801 West Tyvola Road, Charlotte, North Carolina 28217, and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the meeting or any adjournment thereof.

      TO ELECT THREE (3) DIRECTORS, WHOSE TERMS WILL EXPIRE AT THE 2004 ANNUAL MEETING OF STOCKHOLDERS.

         [ ]   FOR ALL NOMINEES LISTED (EXCEPT  [ ]   WITHHOLD AUTHORITY TO
               AS MARKED TO THE CONTRARY)             VOTE FOR ALL NOMINEES LISTED

                   JOHN M. BELK
                   JOHN R. BELK
                   JOHN A. KUHNE

  (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ABOVE.

MAY   , 2001

                                                  ------------------------------

                                                  ------------------------------

                                                  Please sign exactly as your
                                                  name or names appear hereon.
                                                  Where more than one owner is
                                                  shown above, each should sign.
                                                  When signing in a fiduciary or
                                                  representative capacity,
                                                  please give full title. If
                                                  this proxy is submitted by a
                                                  corporation, it should be
                                                  executed in the full corporate
                                                  name by a duly authorized
                                                  officer. If a partnership,
                                                  please sign in partnership
                                                  name by authorized person.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.